UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

Schedule 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Northern Revival Acquisition Corporation
(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Northern Revival Acquisition Corporation
4001 Kennett Pike, Suite 302
Wilmington, DE 19807

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF
NORTHERN REVIVAL ACQUISITION CORPORATION

Dear Shareholders of Northern Revival Acquisition Corporation:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of Northern Revival Acquisition Corporation, a Cayman Islands exempted company (the “company,” “we,” “us” or “our”), to be held on November 4, 2024 at 10:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002. You will also be able to attend the general meeting via teleconference, vote, and submit your questions during the general meeting using the following dial-in information:

Telephone access:
Within the U.S.:
1 669 444 9171 (toll-free)
Outside of the U.S.:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844
Passcode for telephone access:
622785#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. The accompanying proxy statement is dated October 25, 2024, and is first being mailed to shareholders of the company on or about October 25, 2024.

Even if you are planning on attending the general meeting, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the general meeting. It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the general meeting.

The general meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from November 4, 2024 to May 4, 2025 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from November 4, 2024 to May 4, 2025 (i.e., for a total period of time ending 51 months from the consummation of the IPO) or such earlier date as determined by the board; and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposal or as otherwise deemed necessary by the Chairman of the general meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the extension proposal is to allow the company more time to complete our initial business combination. The charter provides that the company has until November 4, 2024 (i.e., 45 months from the consummation of the IPO) to complete an initial business combination. While the company has entered into a Business Combination Agreement, the board of directors of the company (the “board”) has determined that there will not be sufficient time before November 4, 2024 to consummate an initial business combination. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete the initial business combination to the extended date.

In connection with the extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the extension proposal or if they vote at all. If the extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the extended date.

Based upon the available amount held in the trust account as of October 24, 2024, which was approximately $3.1 million held in a high-yield deposit account, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $11.43 at the time of the general meeting. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

i.       (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

ii.      prior to 5:00 p.m., Eastern time, on October 31, 2024, (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024 (i.e., 45 months from the consummation of the IPO), the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting. Our sponsor currently holds 6,037,499 Class A ordinary shares and 1 Class B ordinary share (collectively, the “Sponsor Shares”). The holders of the Sponsor Shares have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The board has fixed the close of business on October 15, 2024, as the record date for the general meeting (the “record date”). Only shareholders of record on October 15, 2024 are entitled to notice of and to vote at the general meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the general meeting at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 or via teleconference, using the following dial-in information:

Telephone access:
Within the U.S.:
1 669 444 9171 (toll-free)
Outside of the U.S.:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844
Passcode for telephone access:
622785#

To ensure your representation at the general meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the general meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals (other than the adjournment proposal) is a “non-discretionary” matter, and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of General Meeting for a more complete statement of matters to be considered at the general meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

On behalf of the board, we would like to thank you for your support of Northern Revival Acquisition Corporation.

October 25, 2024

By Order of the Board,
/s/ Aemish Shah
Aemish Shah Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE

PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated October 25, 2024
and is first being mailed to our shareholders with the form of proxy on or about October 25, 2024.

IMPORTANT

Whether or not you expect to attend the general meeting, you are respectfully requested by the board of the company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the general meeting.

NORTHERN REVIVAL ACQUISITION CORPORATION
4001 Kennett Pike, Suite 302
Wilmington, DE 19807

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON NOVEMBER 4, 2024

Dear Shareholders of Northern Revival Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting of Northern Revival Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), will be held on November 4, 2024 at 10:00, Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 669 444 9171 (toll-free)
Outside of the U.S. and Canada:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844
Passcode for telephone access:
622785#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.

The general meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from November 4, 2024 to May 4, 2025 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from November 4, 2024 to May 4, 2025 (i.e., for a total period of time ending 51 months from the consummation of the IPO) or such earlier date as determined by the board; and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposal or as otherwise deemed necessary by the Chairman of the general meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting.

Pursuant to our charter, approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

In connection with the extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal, or if they vote at all. If the extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the extended date.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

i.       (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

ii.      prior to 5:00 p.m., Eastern time, on October 31, 2024 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024 (i.e., 45 months from the consummation of the IPO), the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

The sponsor and the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of the Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline.

If the company liquidates, the sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the assets in the trust account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the sponsor will not be responsible to the extent of any liability for such third-party claims. The company has not independently verified whether the sponsor has sufficient funds to satisfy its indemnity obligations and believes that the sponsor’s only assets are securities of the company and, therefore, the sponsor may not be able to satisfy those obligations. None of the company’s officers or directors will indemnify the company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the available amount held in the trust account as of October 24, 2024, which was approximately $3.1 million and held in a high yield deposit account, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $11.43 at the time of the general meeting. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the extension proposal is approved, such approval will constitute consent for the company to (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The funds remaining in the trust account after the removal of the withdrawal amount shall be available for use by the company to complete an initial business combination on or before the extended date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination until the extended date if the extension proposal is approved.

The withdrawal of the withdrawal amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be significantly less than the approximately $3.1 million that was available in the trust account as of October 24, 2024. In such event, the company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the company as of the close of business on October 15, 2024 (the “record date”) are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 6,310,934 ordinary shares issued and outstanding, including (i) 6,310,9343 Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the general meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the general meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

October 25, 2024

By Order of the Board,
/s/ Aemish Shah
Aemish Shah Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON NOVEMBER 4, 2024

This Notice of General Meeting and Proxy Statement is available at www.nraccorp.com.

i

NORTHERN REVIVAL ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:00 a.m., Eastern time, on November 4, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the extraordinary general meeting of Northern Revival Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “general meeting”). The general meeting will be held on November 4, 2024 at 10:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and will be available to attend via teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 669 444 9171 (toll-free)
Outside of the U.S. and Canada:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844

Passcode for telephone access:
622785#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the company’s “initial business combination” (as defined below) and any other statements relating to future results, strategy and plans of the company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•        our being a company with no operating history and no operating revenues;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial business combination;

•        our expectations around the performance of a prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete our initial business combination;

•        our pool of prospective target businesses in the technology industry and the effects on these sectors of broader economic trends, including the effects of COVID-19;

•        Our search for a business combination, and any target business with which we ultimately consummate a business combination, may be materially adversely affected by the geopolitical conditions resulting from the recent invasion of Ukraine by Russia and subsequent sanctions against Russia, Belarus and related individuals and entities and the status of debt and equity markets, as well as protectionist legislation in our target markets;

•        changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations;

•        the ability of our directors and officers to generate a number of potential business combination opportunities;

•        the ability of our directors and officers to generate potential business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as defined below) or available to us from interest income on the trust account balance;

•        the trust account not being subject to claims of third parties;

•        our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by November 4, 2024 (i.e., 45 months from the consummation of the IPO), unless the extension proposal is approved; and

•        our financial performance.

Additional information on these and other factors that may cause actual results and the company’s performance to differ materially is included in the company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on July 23, 2024, 2024, our Quarterly Reports on Form 10-Q filed with the SEC on August 7, 2024 and September 24, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the extension involves a number of risks. Even if the extension is approved, the company can provide no assurances that the initial business combination will be consummated prior to the extended date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the extension is approved, the company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the extension proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the extension or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the extension and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company. To avoid that result, we have liquidated the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such liquidation, we maintain the remaining amount in its trust account in a high yield deposit account at a bank.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and have not completed our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company. If we are required to liquidate the company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash in an high yield deposit account at a bank until the earlier of the consummation of the initial business combination, another business combination or our liquidation.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Nasdaq has delisted our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

On February 5, 2024, the company received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that it was no longer in compliance with the Nasdaq Listing Rules (the “Rules”).

In the Notice, Nasdaq advised the Company that, pursuant to Rule IM-5101-2, a special purpose acquisition company (“SPAC”) must complete one or more business combinations within 36 months of the effectiveness of the SPAC’s initial public offering. Since the Company’s registration statement became effective on February 2, 2021, it was required to complete its initial business combination by no later than February 2, 2024. Such rule also provides that if the Company does not comply with the above requirement, Nasdaq will issue a Staff Delisting Determination under Rule 5810 to delist the Company’s securities.

Accordingly, Nasdaq has delisted the company’s securities, which were suspended from trading at the opening of business on February 14, 2024, and a Form 25-NSE was filed with the Securities and Exchange Commission removing the Company’s securities from listing and registration on Nasdaq on April 25, 2024.

The delisting of our securities by Nasdaq could adversely affect the trading market for our securities, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our securities and the Company’s ability to raise additional capital.

Our securities are not yet trading on an over-the-counter market, however we anticipate that such securities could be quoted on an over-the-counter market. In this over-the-counter market, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Ordinary Shares is a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        our ability to complete an initial Business Combination with a target company contemplating a Nasdaq listing, including the Initial Business Combination;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

As stated above, if our Class A Ordinary Shares may be subject to the regulations of the SEC relating to the market for “penny stocks.” The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or authorized for quotation on certain automated quotation systems, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document containing specified information. In addition, the penny stock rules require that before effecting any transaction in a penny stock not otherwise exempt from those rules, a broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive (i) the purchaser’s written acknowledgment of the receipt of a risk disclosure statement; (ii) a written agreement to transactions involving penny stocks; and (iii) a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our common stock, and therefore stockholders may have difficulty selling their shares.

Additionally, The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or pre-empts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Although the states are pre-empted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Because our securities are no longer listed on Nasdaq, our securities are no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the extraordinary general meeting to be held in person or via teleconference on November 4, 2024 or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the general meeting.

The company is a blank check company incorporated on November 4, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On February 4, 2021, the company consummated its IPO of its units, with each unit consisting of one Class A ordinary share and one-third of one redeemable warrant to purchase one Class A ordinary share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,150,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of the approximate 4,553,334 private placement warrants at a purchase price of $1.50 per private placement warrant to the sponsor, generating gross proceeds to us of approximately $6,830,000. Following the closing of the IPO, a total of $241,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account established in connection with the IPO (the “trust account”), with Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), acting as trustee.

On January 27, 2023, the company held an extraordinary general meeting where the shareholders passed a special resolution to amend our Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) to extend the date by which the company may complete its business combination (the “Extension Amendment No. 1”). As a result of the extension, the company’s charter provided for the return of the IPO proceeds held in the trust account to the holders of Class A ordinary shares if we do not complete our initial business combination by September 4, 2023. On March 16, 2023, the company held an extraordinary general meeting where the shareholders approved: (i) a special resolution, to amend our charter to change the name of the company from Noble Rock Acquisition Corporation to Northern Revival Acquisition Corporation (the “Name Change Proposal”); and (ii) a special resolution, to amend the charter to change certain provisions which restrict our Class B ordinary shares from converting to Class A ordinary shares prior to the closing of the business combination (the “Conversion Proposal”). On February 9, 2023, certain officers and directors of the company resigned, a new management team was appointed and we agreed to change our name in connection with these changes. The purpose of the Name Change Proposal was to amend the name of the company accordingly. The purpose of the Conversion Proposal was to remove restrictions contained in the charter in order to permit the Class B ordinary shares to convert into Class A ordinary shares prior to the closing of the business combination which will enable the company to meet certain Nasdaq listing requirements. The holders of such shares continue to be subject to the same restrictions as the Class B ordinary shares before any conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the prospectus for our IPO.

In connection with the solicitation of proxies in connection with the Extension Amendment No. 1, holders of 21,240,830 Class A ordinary shares of our then 24,150,000 Class A ordinary shares outstanding with redemption rights, elected to redeem their shares at a per share redemption price of approximately $10.17. In connection with the solicitation of proxies in connection with the Conversion Proposal, holders of 433,699 Class A ordinary shares of our then-outstanding 8,946,670 Class A ordinary shares outstanding with redemption rights, elected to redeem their shares at a per share redemption price of approximately $10.33. On March 28, 2023, the company elected to permit one shareholder, at the shareholder’s request, to reverse their redemption as to 5,000 Class A ordinary shares, resulting in a total of 428,699 redemptions in connection with the solicitation of proxies in connection with the Conversion Proposal. On April 5, 2023, the sponsor elected to convert 6,037,499 Class B ordinary shares into Class A ordinary shares.

On August 31, 2023, the company held an annual general meeting of shareholders where the shareholders approved the following resolutions: (1) a special resolution, to amend our charter to extend the date by which the company may either (i) consummate an initial business combination, from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board (the “Extension Amendment No. 2”) or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, included as part of the units sold in the company’s IPO from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board; (2) a special resolution, to amend the charter to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the SEC; and (3) an ordinary resolution, to reelect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

In connection with the approval of the Extension Amendment No. 2 at the annual general meeting, holders of 570,227 of the company’s Class A ordinary shares exercised their right to redeem those shares for cash at an approximate price of $10.72 per share, for an aggregate of approximately $6.1 million on September 13, 2023.

On January 30, 2024, the company held an extraordinary general meeting where the shareholders passed a special resolution to amend our Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) to extend the date by which the company may complete its business combination from February 4, 2024 to August 4, 2024 (the “Extension Amendment No. 3”). As a result of the extension, the company’s charter provided for the return of the IPO proceeds held in the trust account to the holders of Class A ordinary shares if we do not complete our initial business combination by February 4, 2024.

In connection with the approval of the Extension Amendment No. 3, at the extraordinary general meeting, holders of 184,934 of the company’s Class A ordinary shares exercised their right to redeem those shares for cash at an approximate price of $11.04 per share, for an aggregate of approximately $2 million.

On August 1, 2024, the Company held an extraordinary general meeting of Shareholders and approved the special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from August 4, 2024 to November 4, 2024 (“Extension Amendment No. 4”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 from August 4, 2024 to November 4, 2024 or such earlier date as determined by the board.

In connection with the approval of the Extension Amendment No. 4, at the extraordinary general meeting, holders of 1,451,876 ordinary shares were tendered for redemption.

Following such meetings and the redemptions related thereto and the conversion of the Class B ordinary shares, there are a total of 6,310,934 Class A ordinary shares and 1 Class B ordinary share issued and outstanding.

As of October 24, 2024 there was a total of approximately $3.1 million available in the trust account.

On March 20, 2023, we entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with our sponsor, Braiin, and Braiin Supporting Shareholders who collectively own 100% of the outstanding Braiin Shares. Pursuant to the terms of the Original Business Combination Agreement, the initial business combination will be effected as a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of the Class A Ordinary Shares with an aggregate value of $190 million (the “Original Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the initial business combination, it is anticipated that Braiin would acquire PowerTec Holdings Ltd., an Australian distributor that supplies connectivity solutions to individuals and businesses around the world (“PowerTec”). Following the Original Share Exchange, Braiin would continue as a subsidiary of the company, and the company would change its name to “Braiin Holdings.”

On October 1, 2023, we entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with the Sponsor, Braiin, Braiin Holdings Ltd., a Cayman Islands exempted company (“PubCo”) and wholly owned subsidiary of the company, and Braiin Supporting Shareholders. Pursuant to the terms of the Amended and Restated Business Combination Agreement, the initial business combination will be effected in two steps: (i) subject to the approval and adoption of the Amended and Restated Business Combination Agreement by the shareholders of the company, the company will merge with and into PubCo and wholly owned subsidiary of the company with PubCo remaining as the surviving publicly traded entity (the “Initial Business Combination”); and (ii) a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of Ordinary Shares, par value $1.00 per share, of PubCo (the “PubCo Ordinary Shares”) with an aggregate value of $572 million (the “Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the initial business combination, it is anticipated that Braiin will acquire PowerTec and Vega Global Technologies Pty Ltd., an Australian agricultural technology company (“Vega”). Following the Share Exchange, Braiin will continue as a subsidiary of PubCo. We refer to the company after giving effect to the Initial Business Combination, as “New Braiin.”

On September 27, 2024, we entered into the First Amendment to the Amended and Restated Business Combination Agreement, which removed PowerTec from Braiin’s contemplated acquisitions prior to the closing of the Initial Business Combination.

The purpose of the extension proposal is to allow the company more time to complete an initial business combination. While the company has entered the Business Combination Agreement, and the company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the initial business combination, the board has determined that there will not be sufficient time before November 4, 2024 (i.e., 45 months from the consummation of the IPO) to consummate the initial business combination. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete an initial business combination to the extended date or the updated extension date; provided that the sponsor (or its designee) contribute an extension payment for each one-month extension.

What is being voted on?

You are being asked to vote on the following proposals:

(a)     Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from November 4, 2024 to May 4, 2025 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from November 4, 2024 to May 4, 2025 (i.e., for a total period of time ending 51 months from the consummation of the IPO) or such earlier date as determined by the board; charter

and

(b)    Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposal or as otherwise deemed necessary by the Chairman of the general meeting.

If the extension proposal is approved, we plan to hold an extraordinary general meeting prior to the extended date in order to seek shareholder approval of our initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

Can I attend the General Meeting?

The general meeting will be held on November 4, 2024 at 10:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 (the “general meeting”), or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and will be available to attend via teleconference. For the purposes of the charter of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 669 444 9171 (toll-free)
Outside of the U.S. and Canada:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844
Passcode for telephone access:
622785#

The general meeting will comply with the meeting rules of conduct which will be available at the meeting. We encourage you to access the general meeting teleconference prior to the start time. Check-in will begin fifteen minutes prior to the start time of the general meeting, and you should allow ample time for the check-in procedures. Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the extension?

Our board believes shareholders will benefit from the company consummating the initial business combination and is proposing the extension to extend the date by which the company has to complete the initial business combination until the extended date. The extension is expected to give the company the opportunity to complete the initial business combination.

The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

We believe that the provisions of the charter described in the preceding paragraph were included to protect the company’s shareholders from having to sustain their investments for an unreasonably long period if the company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe, however, that given the company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the company and our shareholders, the extension is warranted. The sole purpose of the extension proposal is to provide the company with additional time to complete an initial business combination, which the board believes is in the best interests of the company and our shareholders. However, even if the extension is approved the company can provide no assurances that a business combination will be consummated prior to the extended date.

In connection with the extension, public shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal, or if they vote at all.

Liquidation of the trust account is a fundamental obligation of the company to the public shareholders and the company is not proposing, and will not propose, to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the extension is approved, the company will have until the extended date to complete its initial business combination.

Our board recommends that you vote in favor of the extension proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the board abandon the extension proposal?

Our board will abandon the extension if our shareholders do not approve the extension proposal.

How do the company insiders intend to vote their shares?

The sponsor, the company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “initial shareholders”) collectively have the right to vote approximately 96% of the company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the extraordinary general meeting.

The sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. Any such purchases that are completed after the “record date” (as defined below) may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the ordinary shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the ordinary shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are no greater than the per share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor or the company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Any such transactions will be disclosed by the filing of a Current Report on Form 8-K prior to the date of the meeting.

What vote is required to approve the extension proposal?

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.

Why is the company proposing the adjournment proposal?

The company is proposing the adjournment proposal to provide flexibility to adjourn the meeting to give the company more time to seek approval of the extension proposal, if necessary or as otherwise determined by the Chairman of the meeting. If the adjournment proposal is not approved, the company will not have the ability to adjourn the meeting to a later date for the purpose of soliciting additional proxies. In such event, the extension would not be completed, the company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

What vote is required to approve the adjournment proposal?

Pursuant to our charter, approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal and the adjournment proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the extended date, as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the extension proposal is not approved?

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

The sponsor or the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination by November 4, 2024, or, if the extension proposal is approved, the extended date, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the extension proposal is approved, what happens next?

The company is continuing its efforts to complete the initial business combination. The company is seeking approval of the extension because the company will not be able to complete the initial business combination prior to November 4, 2024. If the extension proposal is approved, the company will continue its efforts to obtain approval of the initial business combination at an extraordinary general meeting. If shareholders approve the initial business combination, the company expects to consummate the initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the initial business combination.

Upon approval of the extension proposal by the required number of votes, the amendments to the charter in the form attached as Annex A hereto will be effective. The company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded.

If the extension proposal is approved, any removal of any withdrawal amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of ordinary shares held by the sponsor.

If the extension proposal is approved, the sponsor will continue to receive payments from the company of $30,000 per month for office space, administrative, financial and support services pursuant to the Administrative Services Agreement, dated as of February 4, 2021, by and between the company and the sponsor (the “Administrative Support Agreement”).

Where will I be able to find the voting results of the General Meeting?

We will announce preliminary voting results at the general meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the general meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the general meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the company’s secretary at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807, so that it is received by the company’s secretary prior to the vote at the general meeting (which is scheduled to take place on November 4, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the general meeting, or by attending the general meeting, revoking their proxy and voting in person (including by teleconference). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or by teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that, with the exception of the adjournment proposal, each of the proposals are “non-discretionary” items.

Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our charter and Cayman Islands law. The presence, in person, by teleconference, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters.

Who can vote at the General Meeting?

Holders of ordinary shares as of the close of business on October 15, 2024 (the “record date”), are entitled to vote at the general meeting. On the record date, there were 6,310,934 ordinary shares issued and outstanding, including (i) 6,310,933 Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the general meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The initial shareholders collectively own 6,037,499 Class A ordinary shares and 1 Class B ordinary share, constituting approximately 96% of our issued and outstanding ordinary shares.

Registered Shareholders.

If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the general meeting.

“Street Name” Shareholders.

If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the general meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that each of the proposals are in the best interests of the company and its shareholders. The board recommends that the company’s shareholders vote “FOR” each of the proposals and “For” each of the nominees to the board.

What interests do the company’s directors and officers have in the approval of the proposals?

The company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of ordinary shares, private placement warrants that may become exercisable in the future, any loans by them to the company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the general meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting.

What happens to the company’s warrants if the extension proposal is not approved?

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

What happens to the company’s warrants if the extension proposal is approved?

If the extension is approved, the company expects to continue to attempt to consummate an initial business combination until the extended date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the initial business combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on the initial business combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the initial business combination. If you disagree with the initial business combination, you will retain your right to redeem your public shares upon consummation of the initial business combination in connection with the shareholder vote to approve the initial business combination, subject to any limitations set forth in our charter.

How do I vote?

If you are a holder of record of ordinary shares on the record date for the general meeting, you may vote in person or by teleconference attendance at the general meeting or by submitting a proxy for the general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the general meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you wish to attend the general meeting via teleconference or in person you should contact Continental no later than October 29, 2024 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Ordinary Shares?

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

i.       (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

ii.      prior to 5:00 p.m., Eastern time, on October 31 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company, the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage Proxy (“Advantage”) to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage a fee of $7,500, plus disbursements, and indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the general meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact Advantage at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Individuals call toll-free 877-870-8565
Banks and brokers call 206-870-8565
Email: KSmith@advantageproxy.com

You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on October 31, 2024 (two business days prior to the vote at the general meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Email: mzimkind@continentalstock.com

THE extraordinary GENERAL MEETING

Date, Time, Place and Purpose of the General Meeting

The general meeting will be held on November 4, 2024 at 10:00 a.m., Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 (the “general meeting”), or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and will be available to attend via conference call. For the purposes of the charter of the company, the physical place of the meeting will be the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference by using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 669 444 9171 (toll-free)
Outside of the U.S. and Canada:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844
Passcode for telephone access:
622785#

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.

At the general meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from November 4, 2024 to May 4, 2025 (the “extension”, such later date, the “extended date”, and such proposal the “extension proposal”) or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 (the “IPO”) from November 4, 2024 to May 4, 2025 (i.e., for a total period of time ending 51 months from the consummation of the IPO) or such earlier date as determined by the board;

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposal or as otherwise deemed necessary by the Chairman of the meeting.

Voting Power; Record Date

Only shareholders of record of the company as of the close of business on October 15, 2024 are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 6,310,934 ordinary shares issued and outstanding, including (i) 6,310,933 Class A ordinary shares and (ii) 1 Class B ordinary share. The company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our charter and Cayman Islands law. The presence, in person, by teleconference, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that each of the proposals (other than the adjournment proposal) is a “non-discretionary” matter, and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal.

Votes Required

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on the extension proposal.

Voting

You can vote your shares at the general meeting by proxy or by attending the general meeting via teleconference. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the general meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the general meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Aemish Shah and Manpreet Singh, or the Chairperson of the general meeting to act as your proxy at the general meeting. One of the aforementioned individuals will then vote your shares at the general meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the general meeting.

Alternatively, you can vote your shares by attending the general meeting via teleconference.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the general meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the general meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the general meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the general meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the general meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals (other than the adjournment proposal) constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy at 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by sending a letter to P.O. Box 13581, Des Moines, WA 98198, or by emailing KSmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the company’s secretary at 4001 Kennett Pike, Suite 302 Wilmington, DE 19807, so that it is received by the company’s secretary prior to the vote at the general meeting (which is scheduled to take place on November 4, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the general meeting or by attending the general meeting, revoking their proxy and voting in person (including by teleconference). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the General Meeting

The general meeting will be held in person or by proxy on November 4, 2024 at 10:00 a.m. Eastern time, at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002, or via teleconference by using the following dial-in information:

Telephone access:
Within the U.S.:
1 669 444 9171 (toll-free)
Outside of the U.S.:
1 669 900 6833 (standard rates apply)
Meeting ID:
843 8765 4844
Passcode for telephone access:
622785#

While shareholders are encouraged to attend the meeting via teleconference, you will be permitted to attend the general meeting in person at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage a fee of $7,500, plus disbursements, and indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Individuals call toll-free 877-870-8565
Banks and brokers call 206-870-8565
Email: KSmith@advantageproxy.com

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the general meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting.

Shareholder Proposals

No business may be transacted at an extraordinary general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.

Other Business

The board does not know of any other matters to be presented at the general meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of General Meeting and with respect to any other matters that may properly come before the general meeting. If any additional matters are properly presented at the general meeting, or at any adjournments or postponements of the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807. Our telephone number is (302) 338-9130. Our corporate website address is www.nraccorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

We are a blank check company, incorporated on November 4, 2020 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On February 4, 2021, the company consummated its IPO of 24,150,000 units, with each unit consisting of one Class A ordinary share and one-half of one redeemable warrant to purchase one Class A ordinary share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,150,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of approximately 4,553,334 private placement warrants at a purchase price of $1.50 per private placement warrant to the sponsor, generating gross proceeds to us of approximately $6,830,000. Following the closing of the IPO, a total of $241,500,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account, with Continental acting as trustee. On January 27, 2023, the company held a general meeting to approve an extension of time in order to complete its business combination. On March 16, 2023, the company held an extraordinary general meeting where the shareholders approved: (i) a special resolution, to amend our charter to change the name of the company from Noble Rock Acquisition Corporation to Northern Revival Acquisition Corporation; and (ii) a special resolution, to amend the charter to change certain provisions which restrict our Class B ordinary shares from converting to Class A ordinary shares prior to the closing of the business combination. On August 31, 2023, the company held an annual general meeting of shareholders where the shareholders approved the following resolutions: (1) a special resolution, to amend our charter to extend the date by which the company may either (i) consummate an initial business combination, from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board (the “Extension Amendment No. 2”) or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, included as part of the units sold in the company’s IPO from September 4, 2023 to February 4, 2024 or such earlier date as determined by the board; (2) a special resolution, to amend the charter to remove the net tangible asset requirement from the charter in order to expand the methods that the company may employ so as not to become subject to the “penny stock” rules of the SEC; and (3) an ordinary resolution, to reelect two (2) Class I directors to serve until the annual general meeting in 2026 and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death. On January 30, 2024, the company held an annual general meeting of shareholders where the shareholders approved a special resolution to amend our charter to extend the date by which the company must consummate an initial business combination from February 4, 2024 to August 4, 2024 or such earlier date as determined by the board (the “Extension Amendment No. 3”). On August 1, 2024, the company held an extraordinary general meeting of shareholders where the shareholders approved a special resolution to amend our charter to extend the date by which the company must consummate an initial business combination from August 4, 2024 to November 4, 2024 or such earlier date as determined by the board (the “Extension Amendment No. 4.”).

Following such meetings and the redemptions related thereto and the conversion of the Class B ordinary shares, there are a total of 6,310,933 Class A ordinary shares and 1 Class B ordinary share issued and outstanding.

As of October 24, 2024, there was a total of approximately $3.1 million available in the trust account.

Reasons for the Extension Proposal

On March 20, 2023, we entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with our sponsor, Braiin, and Braiin Supporting Shareholders who collectively own 100% of the outstanding Braiin Shares. Pursuant to the terms of the Original Business Combination Agreement, the initial business combination will be effected as a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of the Class A Ordinary Shares with an aggregate value of $190 million (the “Original Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the initial business combination, it is anticipated that Braiin would acquire PowerTec Holdings Ltd., an Australian distributor that supplies connectivity solutions to individuals and businesses around the world (“PowerTec”). Following the Original Share Exchange, Braiin would continue as a subsidiary of the company, and the company would change its name to “Braiin Holdings.”

On October 1, 2023, we entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with the Sponsor, Braiin, Braiin Holdings Ltd., a Cayman Islands exempted company (“PubCo”) and wholly owned subsidiary of the company, and Braiin Supporting Shareholders. Pursuant to the terms of the Amended and Restated Business Combination Agreement, the initial business combination will be effected in two steps: (i) subject to the approval and adoption of the Amended and Restated Business Combination Agreement by the shareholders of the company, the company will merge with and into PubCo and wholly owned subsidiary of the company with PubCo remaining as the surviving publicly traded entity (the “Initial Business Combination”); and (ii) a share exchange in which Braiin shareholders exchange 100% of their Braiin Shares for a pro rata portion of Ordinary Shares, par value $1.00 per share, of PubCo (the “PubCo Ordinary Shares”) with an aggregate value of $572 million (the “Share Exchange”). The number of shares to be issued will be based upon a per share value of $10.00. The aggregate value is subject to adjustment up or down based upon certain indebtedness and cash on hand of Braiin as set forth in its audited financial statements. Prior to the consummation of the initial business combination, it is anticipated that Braiin will acquire PowerTec and Vega Global Technologies Pty Ltd., an Australian agricultural technology company (“Vega”). Following the Share Exchange, Braiin will continue as a subsidiary of PubCo. We refer to the company after giving effect to the Initial Business Combination, as “New Braiin.”

On September 27, 2024, we entered into the First Amendment to the Amended and Restated Business Combination Agreement, which removed PowerTec from Braiin’s contemplated acquisitions prior to the closing of the Initial Business Combination.

The charter provides that we have until November 4, 2024, to complete an initial business combination. The board has determined that there will not be sufficient time before November 4, 2024, to hold an extraordinary general meeting to obtain shareholder approval of and consummate a business combination. Accordingly, the board believes that in order to be able to successfully complete a business combination, it is appropriate to continue the company’s existence until the extended date. The board believes that an initial business combination is in the best interests of the company and our shareholders. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete an initial business combination to the extended date.

The company’s board of directors will have the sole discretion whether to continue extending for additional extension periods, and if the board determines not to continue extending for additional months, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

We believe that the provisions of the charter described in the preceding paragraph were included to protect the company’s shareholders from having to sustain their investments for an unreasonably long period if the company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe, however, that given the company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the company and our shareholders, the extension is warranted.

The sole purpose of the extension proposal is to provide the company with additional time to complete an initial business combination, which the board believes is in the best interests of the company and our shareholders. A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

If the Extension Proposal Is Not Approved

If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

The sponsor and the company’s initial shareholders have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination by November 4, 2024, or, if the extension proposal is approved, the extended date, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the Extension Proposal Is Approved

If the extension proposal is approved, the company will file the amendment to the charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the extended date. The company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The company will then continue to work to consummate its initial business combination by the extended date.

If the extension proposal is approved, and the extension is implemented, the amount held in the trust account will be reduced by withdrawals in connection with any shareholder redemptions. The company cannot predict the amount that will remain in the trust account if the extension is approved, and the amount remaining in the trust account may be significantly less than the approximately $3.1 million that was available in the trust account as of October 24, 2024.

If the extension is approved, the sponsor will continue to receive payments from the company of $30,000 per month for office space, administrative, financial and support services until the earlier of the company’s consummation of an initial business combination and the company’s liquidation pursuant to the Administrative Support Agreement.

Redemption Rights

If the extension proposal is approved, and the extension is implemented, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the company has not consummated an initial business combination by the extended date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON OCTOBER 31, 2024 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE GENERAL MEETING OR ANY ADJOURNMENT THEREOF). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AND REDEMPTIONS.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)     (i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)    prior to 5:00 p.m., Eastern time, on October 31, 2024 (two business days prior to the vote at the general meeting or any adjournment thereof), (i) submit a written request to Continental, the company’s transfer agent, that the company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the extension proposal will not be redeemed for cash held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the general meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the extension is not approved, these shares will not be redeemed in connection with the extension and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the extension will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares. Based upon the amount available in the trust account as of October 24, 2024, which was approximately $3.1 million and held in a high-yield deposit account, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $11.43 at the time of the general meeting. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the extension proposal. The company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the extension proposal would receive payment of the redemption price for such shares soon after the completion of the extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A ordinary shares redeemed for cash if the extension is completed. This discussion applies only to Class A ordinary shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares that could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023 and expect to be a PFIC for our current taxable year ending December 31, 2024, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023. Although we expect to be a PFIC for our current taxable year ending December 31, 2024, a determination of our PFIC status depends on facts that may not be known until the close of the taxable year, including whether we complete a business combination prior to the end of such year. Accordingly, there can be no assurances with respect to our PFIC status for such year. Our U.S. counsel expresses no opinion with respect to our PFIC status for any taxable year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held Class A ordinary shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares;

Under the Default PFIC Regime:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting. If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 4, 2024 or, if the extension proposal is approved, the extended date.

The sponsor and all of the company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the extension. On the record date, the sponsor and all of the company’s directors and officers beneficially owned and were entitled to vote an aggregate of 6,037,499 Class A ordinary shares and 1 Class B ordinary share. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the sponsor and all of the company’s directors and officers and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the sponsor, the company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, the company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered until the company’s redemption process (i.e., approximately $11.43 per share, based on the amounts available in the trust account as of October 24, 2024); (b) would represent in writing that such public shares will not be voted in favor of approving the extension proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor and the company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the sponsor and the company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the extension proposal is not approved and we do not consummate an initial business combination by November 4, 2024, the 6,037,499 Class A ordinary shares and 1 Class B ordinary share held by the sponsor will be worthless (as the sponsor has waived liquidation rights with respect to such shares), as will the 4,553,334 private placement warrants held by the sponsor;

•        In connection with the IPO, the sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or prospective target businesses with which the company has entered into certain agreements;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the company, and of the company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the extension proposal is not approved and no initial business combination is completed by November 4, 2024, so that the company liquidates, the company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the company’s officers or directors has received any cash compensation for services rendered to the company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the general meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The sponsor and the company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the extension proposal is not approved and we do not consummate an initial business combination by August 4, 2024, they will not have any claim against the trust account for reimbursement so that the company will most likely be unable to reimburse such expenses.

Full Text of Resolutions

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7 In the event that the Company does not consummate a Business Combination by 4 May 2025 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of “Applicable Law”.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.8(a) in its entirety and the insertion of the following language in its place:

“49.8(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by 4 May 2025 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles; or”

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the extension proposal is in the best interests of the company and its shareholders. Our board has approved and declared advisable the adoption of the extension proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The adjournment proposal, if adopted, will allow our board to adjourn the general meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal. The adjournment proposal will only be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting, or as otherwise deemed necessary by the Chairman of the general meeting.

Consequences if the Adjournment Proposal is Not Approved

If the adjournment proposal is not approved by our shareholders, our board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, or as otherwise deemed necessary by the Chairman of the general meeting.

Vote Required for Approval

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Full Text of Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our board has determined that the adjournment proposal is in the best interests of the company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, or as otherwise deemed necessary by the Chairman of the general meeting, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of October 20, 2024 with respect to our ordinary shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 6,310,934 ordinary shares outstanding as of October 20, 2024 including 6,310,933 Class A ordinary shares and 1 Class B ordinary share. Voting power represents the combined voting power of ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The table below does not include any ordinary shares underlying our outstanding warrants because such securities are not exercisable within 60 days of October 20, 2024.

	Class A Ordinary Shares		Class B Ordinary Shares
	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)
Northern Revival Sponsor LLC (our sponsor)(2)	6,037,499	95.7%	1	100.0%
Aemish Shah)(2)	6,037,499	95.7%	1	100.0%
Manpreet Singh	—	—	—	—
David Tanzer	—	—	—	—
Asad Zafar	—	—	—	—
Benjamin Rifkin	—	—	—	—
Aimée R. Christensen	—	—	—	—
All directors and executive officers as a group (6 individuals)	6,037,499	95.7%	1	100.0%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Maples Fiduciary Services (Delaware) Inc., 4001 Kennett Pike, Suite 302, Wilmington, DE 19807.

(2)      Northern Revival Sponsor LLC, our sponsor, is the record holder of one Class B ordinary share reported herein. Our officers and directors (or their affiliates) are members of our sponsor. Aemish Shah may be deemed to beneficially own shares held by our sponsor by virtue of his control over our sponsor. Other than Aemish Shah, no member of our sponsor exercises voting or dispositive control over any of the shares held by our sponsor. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

Our initial shareholders beneficially own approximately 96% of our issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Class B ordinary shares. In addition, because of its ownership block, our sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an extraordinary general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.

Delivery Of Documents To Shareholders

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807 or (302) 338-9130, to inform us of their request; or

•        if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the company’s corporate website under the heading “Documents” at www.nraccorp.com. The company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the initial business combination or the proposals to be presented at the general meeting, you should contact the company at the following address and telephone number:

Northern Revival Acquisition Corporation
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
(302) 338-9130

If you are a shareholder of the company and would like to request documents, please do so by October 28, 2024 (one week prior to the general meeting), in order to receive them before the general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

*  *  *

The board does not know of any other matters to be presented at the general meeting. If any additional matters are properly presented at the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the general meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
October 25, 2024

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION OF NORTHERN REVIVAL ACQUISITION CORPORATION

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7 In the event that the Company does not consummate a Business Combination by 4 May 2025 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of “Applicable Law”.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.8(a) in its entirety and the insertion of the following language in its place:

“49.8(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by 4 May 2025 or such earlier date as determined by the Directors, or such later time as the Members may approve in accordance with the Articles; or”

Annex A-1

FORM OF PROXY CARD — NOT FOR USE

NORTHERN REVIVAL ACQUISITION CORPORATION
PROXY FOR THE EXTRAORDINARY MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 4, 2024: The Proxy Statement is available at https://www.nraccorp.com on the SEC Filings page.

The undersigned hereby appoints each of Aemish Shah and Manpreet Singh, or the Chairperson of the general meeting as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “General Meeting”) of Northern Revival Acquisition Corporation (the “company”), to be held at the offices of Winston & Strawn LLP, located at 800 Capitol St., Suite 2400, Houston, TX 77002 or via teleconference as described in the Proxy Statement on November 4, 2024 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated October 25, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association, as amended (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the company may either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (the “initial business combination”), from November 4, 2024 to May 4, 2025 or such earlier date as determined by the board or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company, included as part of the units sold in the company’s initial public offering that was consummated on February 4, 2021 from November 4, 2024 to May 4, 2024 (i.e., for a total period of time ending 51 months from the consummation of the IPO) or such earlier date as determined by the board.

For ☐	Against ☐	Abstain ☐

Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposal or as otherwise deemed necessary by the Chairman of the general meeting.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)